UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2005

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On March 3, 2005, Teleglobe International Holdings Ltd (“Teleglobe”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of Teleglobe’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit 99.1 Press release reporting financial results for the fourth quarter and fiscal year ended December 31, 2004, dated March 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Vice President and General Counsel of Teleglobe International Holdings Ltd

Date: March 3, 2005

EXHIBIT INDEX

Exhibit 99.1	Press release reporting financial results for the fourth quarter and fiscal year ended December 31, 2004, dated March 3, 2005.